                                                                   Exhibit 4.1

    COMMON STOCK                                                COMMON STOCK
       NUMBER            MARINE SHUTTLE OPERATIONS INC.            SHARES
  MSO

INCOPORATED UNDER THE LAWS                   SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF NEVADA                             CUSIP 56844D 10 3


     This Certifies that



                                SPECIMEN



     is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

-------------------------MARINE SHUTTLE OPERATIONS INC.------------------------
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated:


      SPECIMEN                     [SEAL]              SPECIMEN
                                                       PRESIDENT

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.


     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



     TEN COM - as tenants in common                                 UNIF GIFT MIN ACT -            Custodian
     TEN ENT - as tenants by the entireties                                            ------------         ----------------
     JT TEN  - as joint tenants with right of                                             (Cust)                 (Minor)
               survivorship and not as tenants                                         under Uniform Gifts to Minors
               in common                                                               Act
                                                                                          ----------------------------------
                                                                                                    (State)

                                                                    UNIF TRF MIN ACT   -            Custodian (until age    )
                                                                                        ------------                    ----
                                                                                           (Cust)

                                                                                                     under Uniform Transfers
                                                                                        -------------
                                                                                           (Minor)
                                                                                        to Minors Act
                                                                                                     -----------------------
                                                                                                           (State)


   Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,              hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



  --------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-------------------------------------------------------------------------------

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                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                      Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ----------------------------


                                  X
                                   -------------------------------------------

                                  X
                                   -------------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN
                                      EVERY PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By
  -----------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.